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Exhibit 10.4

                                   PENGE CORP.
                       EXTENSION OF REAL ESTATE LIEN NOTE


$200,000                                         Extension Date: August 15, 2006
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Penge Corp., (the "Company"), hereby extends their note with Mark Reis (the
"Holder") and his Assigns (Rocky Fischer) that was first dated September 15, 2005 in the amount of $200,000 and then extended on March 15, 2006 with not principal pay down and again on June 15, 2006 with a partial pay down of $144,000. The note will be extended under the following terms.



l. TERMS. This extension document is issued pursuant to the terms outlined below.

         o The Company will immediately pay $6,000 of the remaining $56,000 of principal, $500 for legal fees, and $1,120 of interest due on August 15, 2006 under the extension note.

         o The note will be extended for 60 days under all prior terms and conditions with a new payoff date of October 15, 2006.

         o The Company understands that Rocky Fischer has purchased the note from Mark Reis and that the remaining $50,000 is due to him on October 15, 2006 along with any outstanding interest at that time.

2. SUCCESSORS AND ASSIGNS. All covenants, agreements and undertakings in this Note by or on behalf of any of the parties shall bind and inure to the benefit of the respective successors and assigns of the parties whether so expressed or not.





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3. SEVERABILITY. If any provision of the Note is held to be illegal, invalid or unenforceable under any present or future law, then: (i) such provision, or any portion thereof, shall be fully severable; (ii) this Note will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof; (iii) the remaining provisions of this Note shall remain in full force and effect and shall not be affected by the illegal. invalid or unenforceable provision or its severance from this Note; and (iv) in lieu of such illegal, invalid or unenforceable provision there will automatically be added as a part of this Note a legal, valid and enforceable provision on terms as substantially similar as possible to the terms of the illegal, invalid or unenforceable provision.

4. AMENDMENT. This Note and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the Company and the Holder.

5. GOVERNING LAW. The terms of this Note shall be construed in accordance with the Laws of the State of Texas as applied to contracts entered into by Texas residents within the State of Texas, which contracts are to be performed entirely within the State of Texas.

6. NOTICE. Any notice or other communication provided for under this Note shall be in writing and shall be sent by (a) personal delivery, (b) registered or certified mail (return receipt requested) or (c) nationally recognized overnight courier service, to Company or to the Purchaser at their respective addresses set forth on the signature pages of the Agreement. A notice or other communication shall be deemed to have been duly received (a) if personally delivered, on the date of such delivery, (b) if mailed, on the date set forth on the signed return receipt or (c) if delivered by overnight courier, on the date of actual delivery (as evidenced by the receipt of the overnight courier service).

IN WITNESS WHEREOF, the Company has caused this be issued as of the date first written above.

                                                PENGE CORPORATION
                                                3327 WEST WADLEY, SUITE 3-366
                                                MIDLAND, TEXAS 79707
                                                432-684-6863


                                                By: /s/ KC Holmes
                                                    -----------------

                                                Name: KC Holmes

                                                Title: President

                                                Lender

                                                By: /s/ Rocky Fischer
                                                    ---------------------

                                                Name: Rocky Fischer